Filed pursuant to Rule 497(e)
Registration Nos. 333-57548; 811-10319

Supplement dated May 21, 2018
to the
Prospectuses and Statements of Additional Information (“SAIs”) for the USA Mutuals Vice Fund,
the USA Mutuals Navigator Fund and the USA Mutuals/WaveFront Hedged Quantamental
Opportunities Fund (the “Funds”), each a series of USA Mutuals (the “Trust”), dated July 29, 2017,
October 13, 2017 and October 16, 2017, respectively

Effective May 31, 2018, at the recommendation of USA Mutuals Advisors, Inc., the Funds’ investment adviser, the Trust has entered into a Distribution Agreement with Compass Distributors, LLC (“Compass” or the “Distributor”), pursuant to which the Distributor acts as the Funds’ distributor, provides certain administration services and promotes and arranges for the sale of Fund shares. Compass will also be the Funds’ principal underwriter.

Compass is a wholly-owned subsidiary of Foreside Distributors, LLC and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Funds, USA Mutuals Advisors, Inc. or any of their affiliates.

Please retain this supplement with your Prospectus(es) and SAI(s).